UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): December 30, 2009

CHINA VALVES TECHNOLOGY, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-34542	86-0891931
(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

No. 93 West Xinsong Road
Kaifeng City, Henan Province 475002
People’s Republic of China

(Address of Principal Executive Offices)

(+86) 378-2925211
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

[   ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Item 1.01. Entry into a Material Definitive Agreement

On December 30, 2009, China Valves Technology, Inc. (the "Company") entered into a Securities Purchase Agreement (the "Securities Purchase Agreement") with certain purchasers (the "Purchasers") pursuant to which the Company will sell a total of 2,414,113 shares (the "Shares") of common stock, par value $0.001 per share (the "Common Stock"), for an aggregate purchase price of $21,727,017 (the "Purchase Price"). The Shares are priced at $9.00 per share. The Purchasers will also receive warrants to purchase an aggregate of 362,116 shares (the "Warrant Shares") of Common Stock (subject to adjustment in certain circumstances) at an exercise price of $9.00 (the "Warrants"). The Warrants are exercisable for 30 days beginning on the date of the initial issuance of the Warrants. The Shares and the Warrant Shares are to be sold pursuant to a shelf registration statement (the "Registration Statement") declared effective by the Securities and Exchange Commission (the "SEC") on December 14, 2009. A prospectus supplement related to the offering will be filed with the SEC and delivered to the Purchasers. The transaction is expected to close on or before January 5, 2010.

Also, on December 30, 2009, the Company entered into an amendment agreement, dated as of December 28, 2009 (the "Placement Agency Agreement Amendment") to its placement agency agreement (the "Placement Agency Agreement") with Rodman & Renshaw, LLC (the "Placement Agent") in which the Placement Agent agreed to act as exclusive placement agent in connection with this offering. The Placement Agency Agreement Amendment extended the term of the Placement Agency Agreement through December 31, 2009, increased the maximum aggregate offering amount that the Placement Agent may place from 333,334 shares of Common Stock to 3,333,334 shares of Common Stock, and increased the aggregate exercise price of warrants that may be placed from $50,000 to $4,500,000. The price per share of shares and exercise price per share of warrants that may be placed by the Placement Agent remains $9.00. The Placement Agent is permitted to place the foregoing securities with investors in two or more closings and pursuant to two or more securities purchase agreements. No other terms of the Placement Agency Agreement were modified, including that the Placement Agent has no obligation to buy any securities from the Company. The Placement Agent will receive a commission equal to 5.0% of the gross proceeds of this offering.

The Company was also notified by the Placement Agent that the Placement Agent is acting as lead placement agent, and that Brean Murray, Carret & Co., LLC ("BMC") is acting as co-placement agent in this offering. The Company has not entered into any agreement with BMC in respect of this offering.

The foregoing description of the Warrants, the Securities Purchase Agreement, the Placement Agency Agreement, and the Placement Agency Agreement Amendment does not purport to be complete and is qualified in its entirety by reference to such documents. Copies of the forms of Warrant and Securities Purchase Agreement are attached hereto as Exhibits 4.1 and 10.1, respectively, and are incorporated herein by reference. Copies of the Placement Agency Agreement and Placement Agency Agreement Amendment are attached as Exhibits 10.2 and 10.3, respectively, and are incorporated herein by reference.

Copies of the opinions of Holland and Hart LLP and Pillsbury Winthrop Shaw Pittman LLP, relating to the legality of the Shares, the Warrants, and the Warrant Shares, and the enforceability of the Warrants, are filed as Exhibits 5.1 and 5.2 to this report and are filed with reference to, and are hereby incorporated by reference into, the Registration Statement.

Item 8.01. Other Events.

On December 31, 2009, the Company issued a press release announcing the transaction. A copy of this press release has been filed with this Current Report on Form 8-K as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit	Description
4.1	Form of Warrant
5.1	Opinion of Holland & Hart LLP
5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement between the Company and Rodman & Renshaw, LLC, effective as of December 27, 2009 [Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on December 27, 2009]
10.3	Amendment Agreement between the Company and Rodman & Renshaw, LLC, effective as of December 30, 2009
99.1	Press release dated December 31, 2009

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China Valves Technology, Inc.

Date: December 31, 2009

/s/ Siping Fang
Siping Fang
Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description
4.1	Form of Warrant
5.1	Opinion of Holland & Hart LLP
5.2	Opinion of Pillsbury Winthrop Shaw Pittman LLP
10.1	Form of Securities Purchase Agreement
10.2	Placement Agency Agreement between the Company and Rodman & Renshaw, LLC, effective as of December 27, 2009 [Incorporated by reference to Exhibit 10.2 to the Company’s current report on Form 8-K filed on December 27, 2009]
10.3	Amendment Agreement between the Company and Rodman & Renshaw, LLC, effective as of December 30, 2009
99.1	Press release dated December 31, 2009